EXHIBIT 10.1
SECOND AMENDMENT AGREEMENT
     This Second Amendment Agreement dated as of November 17, 2005 (this “Amendment”) is among (i) Pride Offshore, Inc., a Delaware corporation (the “Borrower”), (ii) the financial institutions signatory hereto and who are Lenders under the Credit Agreement (as defined in the recitals below) (the “Lenders”), including Calyon New York Branch and Natexis Banques Populaires, as swingline lenders under the Credit Agreement (the “Swingline Lenders”), (iii) Citicorp North America, Inc., as administrative agent under the Credit Agreement (the “Administrative Agent”), (iv) Citibank, N.A., as collateral agent under the Credit Agreement (in such capacity, the “Collateral Agent”) and as collateral trustee in connection with the Credit Agreement (in such capacity, the “Collateral Trustee”), and (v) Calyon New York Branch and Natexis Banques Populaires, as issuers of letters of credit under the Credit Agreement (the “Issuing Banks”).
RECITALS
     A. On July 7, 2004, the Borrower, the Revolving Lenders, the Term Lenders, the Administrative Agent, the Collateral Agent, the Issuing Banks, the Swingline Lenders and the guarantors party thereto entered into a Credit Agreement, which said Credit Agreement was subsequently amended by that certain First Amendment Agreement dated as of May 10, 2005 (as amended by the First Amendment and this Amendment, and as hereinafter amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”). Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement are used herein as defined in the Credit Agreement.
     B. Pursuant to Section 2.01(b) of the Credit Agreement, the Borrower received a single Term Advance in the amount of $300,000,000 on July 7, 2004. Prior to the effectiveness of this Amendment, all amounts remaining outstanding and due in connection with the Term Advance, the Forasub Loan and the Opco Loan have been paid.
     C. Given the payoff of the Term Advance, the Forasub Loan and the Opco Loan, the Borrower has requested that the Credit Agreement be amended as set forth herein.
     NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:
     Section 1.Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
     Section 1.1.Exhibits. Exhibit K to the Credit Agreement identifying the Initial Rigs is hereby amended by deleting the following rigs: Pride North America, Pride South Pacific, Pride Hawaii, Pride North Dakota and Pride Rotterdam. The purpose of this amendment is to release such rigs and any Collateral related to such rigs from the Liens created by the Security Documents. Each of the parties hereto hereby approves of and consents to the release of such rigs and any Collateral related to such rigs from the Liens created by the Security Documents, and the waiver and/or amendment of any and all provisions of the Security Documents if and to the extent required to permit such release. The Credit Agreement is hereby amended, and the provisions of the same are hereby waived, if and to the extent required to permit and effect such release. The Collateral Agent and Collateral Trustee are hereby directed to effect such release. For the avoidance of doubt, pursuant to the final proviso to the definition of “Collateral” in Section 1.01 of the Credit Agreement, the rigs set forth above and any Collateral related to such rigs no longer constitute “Collateral.”

      Exhibit M to the Credit Agreement identifying the Opco Loan Collateral is hereby amended and restated in its entirety to read as set forth in Exhibit M attached hereto. The purpose of this amendment is to reflect that, given the payoff of the Opco Loan, no Opco Loan Collateral exists.
      Section 1.2. The definition of “Applicable Base Rate Margin for Revolving Advances”, “Applicable Base Rate Margin for Term Advances”, “Applicable LIBOR Margin for Revolving Advances”, “Applicable LIBOR Margin for Term Advances”, “Applicable Letter of Credit Rate” and “Applicable Commitment Fee Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
      “Applicable Base Rate Margin for Revolving Advances”, “Applicable Base Rate Margin for Term Advances”, “Applicable LIBOR Margin for Revolving Advances”, “Applicable LIBOR Margin for Term Advances”, “Applicable Letter of Credit Rate” and “Applicable Commitment Fee Rate” mean, for any day, with respect to any Base Rate Advance, LIBOR Advance, Letter of Credit or commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Applicable Base Rate Margin for Revolving Advances”, “Applicable LIBOR Margin for Revolving Advances”, “Applicable Base Rate Margin for Term Advances”, “Applicable LIBOR Margin for Term Advances”, “Applicable Letter of Credit Rate” or “Applicable Commitment Fee Rate”, as the case may be, based upon the Applicable Leverage Ratio for such day:

	Applicable Base	Applicable LIBOR	Applicable Base	Applicable LIBOR	Applicable	Applicable
	Rate Margin for	Margin for	Rate Margin for	Margin for Term	Letter	Commitment
Applicable Leverage Ratio:	Revolving Advances	Revolving Advances	Term Advances	Advances	of Credit Rate	Fee Rate
≥ 5.00 to 1.00	1.50%	2.50%	N/A	N/A	2.50%	0.625%
< 5.00 to 1.00 and ≥ 4.50 to 1.00	1.00%	2.00%	N/A	N/A	2.00%	0.50%
< 4.50 to 1.00 and ≥ 4.00 to 1.00	0.75%	1.75%	N/A	N/A	1.75%	0.375%
< 4.00 to 1.00 and ≥ 3.50 to 1.00	0.50%	1.50%	N/A	N/A	1.50%	0.375%
< 3.50 to 1.00 and ≥ 3.00 to 1.00	0.25%	1.25%	N/A	N/A	1.25%	0.375%
< 3.00 to 1.00 and ≥ 2.50 to 1.00	0	1.00%	N/A	N/A	1.00%	0.25%
< 2.50 to 1.00 and ≥ 2.00 to 1.00	0	0.75%	N/A	N/A	0.75%	0.25%
< 2.00 to 1.00	0	0.50%	N/A	N/A	0.50%	0.125%

     Section 1.3. Section 2.02. The first sentence of Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)  Each Borrowing (other than a Swingline Advance) shall be made on notice, given not later than (x) in the case of a proposed Borrowing comprised of LIBOR Advances, 11:00 A.M. (New York City time) at least three Business Days prior to the date of the proposed Borrowing and (y) in the case of a proposed Borrowing comprised of Base Rate Advances, 2:00 P.M. (New York City time) one Business Day before the day of the proposed Borrowing, by the Borrower to the Administrative Agent, which shall give prompt notice thereof by telecopy to each Revolving

     Lender in the case of a Revolving Borrowing and to each Term Lender in the case of the Term Borrowing.
     Section 1.4. Section 2.09. The first sentence of Section 2.09 of the Credit Agreement is hereby amended by deleting “(i) in respect of LIBOR Advances, upon at least three Business Days’ notice, and (ii) in respect of Base Rate Advances” appearing therein.
     Section 1.5. Section 2.12. The first sentence of Section 2.12(a) of the Credit Agreement is hereby amended by replacing “11:00 A.M.” appearing therein with “4:00 P.M.”
     Section 1.6. Sections 5.01(a)(i) and (ii). Sections 5.01(a)(i) and 5.01(a)(ii) of the Credit Agreement are hereby amended and restated in their entirety as follows:
     (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Parent, the Consolidated balance sheets of the Parent and its Subsidiaries as at the end of such quarter, and the Consolidated statements of income, cash flows and changes in stockholders’ equity of the Parent and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth, in comparative form, the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified by a financial officer of the Parent as having been prepared in accordance with GAAP, except for the absence of footnotes, and as fairly presenting in all material respects the Consolidated financial position and results of operations of the Parent and its Subsidiaries as of the end of such quarter and for such periods, subject, however, to year-end audit adjustments, together with a certificate of such officer showing in detail the calculations of the financial covenants set forth in Sections 5.02(a) and 5.02(b) for the four quarter period ending at the end of such quarter and as at the end of such quarter, respectively (provided that the requirements of this Section 5.01(a)(i) shall be deemed satisfied by delivery of the Parent’s Form 10-Q for such fiscal quarter);
     (ii) as soon as available and in any event not later than 90 days after the end of each fiscal year of the Parent, copies of the Consolidated balance sheets of the Parent and its Subsidiaries as at the end of such fiscal year, and Consolidated statements of income, cash flows and changes in stockholders’ equity of the Parent and its Subsidiaries for such fiscal year, all certified by KPMG LLP or other independent certified public accountants of recognized national standing, together with a certificate of a financial officer of the Parent showing in detail the calculations of the financial covenants set forth in Sections 5.02(a) and 5.02(b) for the four quarter period ending at the end of such year and as at the end of such year, respectively (provided that the requirements of this Section 5.01(a)(ii) shall be deemed satisfied by delivery of the Parent’s Form 10-K for such fiscal year);
     Section 1.7. Section 5.01(a)(v). Section 5.01(a)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     (v) promptly after each receipt by the Parent or any Subsidiary of any Net Proceeds, Net Cash Proceeds, Extraordinary Receipts or Net Debt Proceeds, if and to the extent any such Net Proceeds, Net Cash Proceeds, Extraordinary Receipts or Net Debt Proceeds require a mandatory repayment under Section 2.04, a reasonably detailed description thereof;

     Section 2. Miscellaneous.
     Section 2.1. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law).
     Section 2.2. Preservation. The Credit Agreement, as specifically modified by the terms of this Amendment, and each other Credit Document, remains in full force and effect.
     Section 2.3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     Section 2.4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Collateral Trustee, the Issuing Banks and the Lenders that (i) the execution, delivery and performance by the Borrower of this Amendment and the performance of the Credit Agreement, as amended hereby, by the Borrower are within the Parent’s and the Borrower’s corporate powers, have been duly authorized by all necessary corporate action of the Parent and the Borrower, require, in respect of the Borrower, no material authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body, do not contravene (A) the Parent’s or the Borrower’s certificate of incorporation or by-laws, or (B) any law applicable to the Borrower, and will not result in the creation or imposition of any Lien prohibited by the Credit Agreement on any asset of the Parent or of any Subsidiary, (ii) this Amendment has been duly executed and delivered by the Borrower, (iii) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity, (iv) the representations and warranties contained in Section 4.01 of the Credit Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of the date hereof, and the representations and warranties contained in any other Credit Document are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate solely to a specific earlier date and that remain correct as of such earlier date), and (v) no event has occurred and is continuing, or would result from this Amendment, which constitutes a Default or an Event of Default.
     Section 2.5. Lender Credit Decision. Each of the Lenders and Issuing Banks acknowledges that it has, independently and without reliance upon the Administrative Agent, Collateral Agent, Collateral Trustee, any Issuing Bank or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each of the Lenders and Issuing Banks also acknowledges that it will, independently and without reliance upon the Administrative Agent, Collateral Agent, Collateral Trustee, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement as amended hereby.
     Section 2.6. Effectiveness. Following the execution of this Amendment by the Administrative Agent, the Collateral Agent, the Collateral Trustee, the Majority Lenders and the Borrower, this Amendment will be effective as of the date first above written. Delivery of an executed signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
[Remainder of this page intentionally left blank — Signature pages follow]

BORROWER: PRIDE OFFSHORE, INC.
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT: CITICORP NORTH AMERICA, INC., as Administrative Agent
By:	/s/ Illegible
Authorized Officer

COLLATERAL AGENT AND COLLATERAL TRUSTEE: CITIBANK, N.A., as Collateral Agent and as Collateral Trustee
By:	/s/ Illegible
Authorized Officer

ISSUING BANKS AND SWINGLINE LENDERS: CALYON NEW YORK BRANCH, as an Issuing Bank and as a Swingline Lender
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

NATEXIS BANQUES POPULAIRES, as an Issuing Bank and as a Swingline Lender
By:	/s/ Daniel Payer
Authorized Officer

By:	/s/ Timothy L. Polvado
Authorized Officer

Signature Page to the Second Amendment Agreement

OTHER LENDERS: CITICORP NORTH AMERICA, INC.
By:	/s/ Illegible
Authorized Officer

NATEXIS BANQUES POPULAIRES
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

BANK OF AMERICA, N.A.
By:	/s/ Illegible
Authorized Officer

NORDEA
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

Signature Page to the Second Amendment Agreement

CALYON NEW YORK BRANCH
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

BNP PARIBAS
By:	/s/ Illegible
Authorized Officer

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Illegible
Authorized Officer

SEB

By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

CRÉDIT INDUSTRIEL ET COMMERCIAL
By:	/s/ Illegible
Authorized Officer

BECM
By:	/s/ Illegible
Authorized Officer

Signature Page to the Second Amendment Agreement

DnB NOR BANK ASA
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

HSH NORDBANK AG
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

BAYERISCHE HYPO-UND VEREINSBANK AG
By:	/s/ Illegible
Authorized Officer

By:	/s/ Illegible
Authorized Officer

AMEGY BANK NATIONAL ASSOCIATION (formerly SOUTHWEST BANK OF TEXAS, N.A.)
By:	/s/ Illegible
Authorized Officer

Signature Page to the Second Amendment Agreement

ACKNOWLEDGMENT AND CONSENT
     To induce the Administrative Agent, the Collateral Agent, the Collateral Trustee, the Issuing Banks and the Lenders to execute the foregoing Second Amendment Agreement, each of the undersigned Guarantors hereby (a) consents to the execution, delivery and performance of such Second Amendment Agreement, (b) agrees that (1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Administrative Agent, the Collateral Agent, the Collateral Trustee, any Issuing Bank or any Lender with respect to any undersigned Guarantor is released or impaired by such Second Amendment Agreement, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Guarantor in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.

GUARANTORS: PRIDE INTERNATIONAL, INC.
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President — Treasury and Investor Relations

MEXICO DRILLING LIMITED LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE CENTRAL AMERICA, LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE OFFSHORE INTERNATIONAL LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE SOUTH PACIFIC LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

Signature Page to the Second Amendment Agreement

PRIDE DRILLING, LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE NORTH AMERICA LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PETROLEUM SUPPLY COMPANY
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE INTERNATIONAL SERVICES, INC.
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE MEXICO HOLDINGS, LLC
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

PRIDE INTERNATIONAL MANAGEMENT COMPANY
By:	/s/ Steven D. Oldham
	Name:	Steven D. Oldham
	Title:	Vice President and Treasurer

Signature Page to the Second Amendment Agreement

EXHIBIT M
OPCO LOAN COLLATERAL
None